AMENDMENT NO. 1 TO REVOLVING LOAN AGREEMENT


         This Amendment No. 1 to Revolving Loan Agreement (this "Amendment") is entered into with reference to the Revolving Loan Agreement dated as of March 2, 1999 (the "Loan Agreement") among Wild Oats Markets, Inc. ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

         Borrower and the Administrative Agent, acting with the consent of all of the Lenders pursuant to Section 11.2 of the Loan Agreement, agree as follows:

         1. Section 1.1. Section 1.1 of the Loan Agreement is amended by revising the definitions of "Line A Commitment" and "Line B Commitment" to read as follows:

                           "Line A Commitment" means, subject to Sections 2.5 and 2.6, $90,000,000. The respective Pro Rata Shares of the Lenders with respect to the Line A Commitment are set forth in Schedule 1.1.

                           "Line B Commitment" means, subject to Sections 2.5 and 2.6, $30,000,000. The respective Pro Rata Shares of the Lenders with respect to the Line B Commitment are set forth in Schedule 1.1.

         2. Section 1.1. Section 1.1 of the Loan Agreement is further amended by adding the following new definition at the appropriate alphabetical place:

                           "Reserve Amount" means, as of any date of determination, the amount (if any) by which Indebtedness permitted by Section 6.9(d)(iii) on that date exceeds $5,000,000.

         3. Schedule 1.1. Schedule 1.1 to the Loan Agreement is amended as set forth in Schedule 1.1 attached to this Amendment.

         4. Section 2.1. Section 2.1(a) of the Loan Agreement is amended by striking the first sentence thereof and substituting therefor the following:

                           Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the Line A Maturity Date, each Lender shall, pro rata according to that Lender's Pro Rata Share of the then applicable Line A Commitment, make Advances to Borrower under the Line A Commitment in such amounts as Borrower may request that do not result in the sum of (i) the aggregate principal amount outstanding under the Line A Notes plus (ii) the Aggregate Effective Amount of all outstanding Letters of Credit plus (iii) the Swing Line Outstandings plus (iv) the Reserve Amount to exceed the Line A Commitment.

         5. Section 3.1. Section 3.1(d) of the Loan Agreement is amended by striking clause (i) thereof and substituting therefor the following:

                           (i) The amount, if any, by which the sum of (A) the principal Indebtedness evidenced by the Line A Notes plus (B) the Aggregate Effective Amount of all outstanding Letters of Credit plus (C) the Swing Line Outstandings plus (D) the Reserve Amount at any time exceeds the then applicable Line A Commitment (including the Line A Commitment as reduced pursuant to Section 2.5) shall be payable immediately.

         6. Section 6.9. Section 6.9 of the Loan Agreement is amended by striking Subsection (d) thereof and substituting therefor the following:

                                    (d) Indebtedness of an Acquired Company (i) that is the subject of an Acquisition made on or before July 1, 1999 which is secured solely by a Lien permitted by Section 6.8(e), (ii) that is the subject of an Acquisition made after July 1, 1999 which is owed to a Person that is not the seller of the Acquired Company, or an Affiliate of such seller, that is secured solely by a Lien permitted by Section 6.8(e) and (iii) that is the subject of an Acquisition made after July 1, 1999 which is owed to the seller of the Acquired Company, or an Affiliate of such seller, that is secured solely by a Lien permitted by Section 6.8(e); provided that the aggregate principal Indebtedness permitted by this clause (iii) shall not at any time exceed $10,000,000.

         7. Section 8.2. Section 8.2 of the Loan Agreement is amended by striking the same in its entirety any substituting therefor the following:

                                    "[Intentionally Deleted"]

         8. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon:

                  (a) The receipt by the Administrative Agent of an amendment fee of $40,000 for the account of the Lenders according to their Pro Rata Share, which the Administrative Agent shall promptly disburse to the Lenders; and

                  (b) The receipt by the Administrative Agent of all of the fol-lowing, each properly executed by an authorized officer of each party thereto and dated as of the date hereof:

                                    (i) Counterparts of this Amendment executed
                  by all parties hereto;

                                    (ii)Written consent of all of the Lenders as
                  required under Section 11.2 of the Loan Agreement in the form of Exhibit A to this Amendment;

                                    (iii)Written consent of the Subsidiary
                  Guarantors in the form of Exhibit B to this Amendment;

                                    (iv)Replacement Line A Notes and Line B
               Notes for each Lender in the new amount of its Pro Rata Share of the Line A Commitment and Line B Commitment, respectively, (against delivery by such Lenders of the existing Line A Notes and Line B Notes);

                                    (v)A copy of the resolution of the Board of
               Directors of Borrower authorizing the increases in the Line A Commitment and Line B Commitment, certified by a Senior Officer; and

                                    (vi)the written opinion of Freya R. Brier,
               Esq. with respect to the due corporate authorization by Borrower of the increase in the Line A Commitment and Line B Commitment and confirming such aspects of the Opinion of Counsel as the Administrative Agent reasonably requests, in form and substance acceptable to the Administrative Agent.

         9. Representation and Warranty. Borrower represents and warrants that no Default or Event of Default has occurred and remains continuing.

         10. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

         IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of July ___, 1999 by their duly authorized representatives.

WILD OATS MARKETS, INC.



By:By _________________________________
       Mary Beth Lewis
          Chief Financial Officer

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Administrative Agent

By  _________________________________
Tracey Hanson
Vice President

                             Exhibit A to Amendment

                                CONSENT OF LENDER

Reference is hereby made to that certain Revolving Loan Agreement dated as of March 2, 1999 (the "Loan Agreement") among Wild Oats Markets, Inc. ("Borrower"), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

         The undersigned Lender hereby consents to the execution and delivery of Amendment No. 1 to Revolving Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft presented to the undersigned Lender.

         Date: July ___, 1999


-------------------------------------
[Name of Institution]



By ___________________________________

--------------------------------------
       [Printed Name and Title]


                             Exhibit B to Amendment

                        CONSENT OF SUBSIDIARY GUARANTORS

Reference is hereby made to that certain Revolving Loan Agreement dated as of March 2, 1999 among Wild Oats Markets, Inc. ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent (the "Loan Agreement").

         Each of the undersigned Subsidiary Guarantors hereby consents to Amendment No. 1 to the Loan Agreement in the form executed by Borrower and confirms that the Subsidiary Guaranty to which it is a party remain in full force and effect.

Dated: July ___, 1999

"Guarantors"

WILD OATS MARKETS CANADA, INC.


By:___________________________

--------------------------------
      [Printed name and title]



ALFALFA'S CANADA, INC.



By:_____________________________

--------------------------------
      [Printed name and title]